UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2026
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Johnson Controls International plc (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 6, 2026 (the “Original Report”). The sole purpose for filing this Amendment is to correct a clerical error in reporting the guidance for operating leverage for the third quarter of fiscal year 2026 as described in the press release furnished as Exhibit 99.1 to the Original Report (the “Original Exhibit 99.1”). The correct operating leverage guidance for the third quarter of fiscal year 2026 is ~45% as reported in the Company’s May 6, 2026 earnings presentation, rather than the guidance of ~50% as reported in the Original Exhibit 99.1. This Amendment supplements the Original Report and should be read in conjunction with the Original Report. No other changes have been made to the Original Report or Original Exhibit 99.1 other than to correct the clerical error as described above and reflected in Exhibit 99.1 to this Amendment.

Item 2.02.    Results of Operations and Financial Condition.

On May 7, 2026, the Company issued a revised earnings release, as described in the Explanatory Note above. A copy of this revised earnings release is furnished as Exhibit 99.1 and incorporated by reference in this Item 2.02.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Revised earnings release issued by Johnson Controls International plc relating to the Company’s results of operations.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: May 7, 2026	By:	/s/ Daniel C. McConeghy
		Name:	Daniel C. McConeghy
		Title:	Vice President and Chief Accounting and Tax Officer